UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 10, 2010

SECURE LUGGAGE SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

333-162518
(Commission File No.)

2375 East Camelback Road, 5th Floor
Phoenix, Arizona  85016
(Address of principal executive offices and Zip Code)

(602) 387-4035
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFIYING ACCOUNTANT

(a)     On August 10, 2010, Chisholm, Bierwolf, Nilson, & Morrill, LLC resigned as Secure Luggage Solution Inc’s (the “Company”) independent registered public accounting firm.

The reports of Chisholm, Bierwolf, Nilson, & Morrill, LLC regarding the financial statements of the Company as of and for the years ended December 31, 2009 and December 31, 2008 do not contain an adverse opinion or disclaimer of opinion, nor are they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2008 and December 31, 2009 and continuing through August 10, 2010, there were no disagreements with Chisholm, Bierwolf, Nilson, & Morrill, LLC regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm, Bierwolf, Nilson, & Morrill, LLC, would have caused Chisholm, Bierwolf, Nilson, & Morrill, LLC to make reference to the subject matter of any such disagreement in its reports regarding the Company’s financial statements for such periods. During the fiscal years ended December 31, 2008 and December 31, 2009, there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company has requested that Chisholm, Bierwolf, Nilson, & Morrill, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.

(b)     On August 10, 2010, upon the authorization and approval of its Board of Directors, the Company engaged Chang Lee LLP (“Chang”) as its independent registered public accounting firm.

No consultations occurred among the Company and Chang during the years ended December 31, 2009 and December 31, 2008 and continuing through August 10, 2010, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered regarding the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was either subject of disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a reportable event requiring disclosure pursuant to Item 304(a)(1)(iv) of Regulation S-K.

Chang currently is in the process of completing its formal client acceptance procedures and has accepted the engagement as the Company’s independent registered public accounting firm as of the date of filing this Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

Exhibit No.	Description
16	Letter from Chisholm, Bierwolf, Nilson, & Morrill, LLC to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Secure Luggage Solutions Inc.

Signature	Date

By: /s/ Don Bauer	August 10, 2010

Name: Don Bauer
Title: Chief Executive Officer
A member of the Board of Directors